EXHIBIT 99.1

First Financial Bancorp Announces Fourth Quarter and
Full Year 2017 Financial Results

Full Year Earnings per Diluted Share Increased 9% Compared to 2016

Cincinnati, Ohio - January 18, 2018 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the fourth quarter and full year 2017. For the three months ended December 31, 2017, the Company reported net income of $24.8 million, or $0.40 per diluted common share. These results compare to net income of $24.8 million, or $0.40 per diluted common share, for the third quarter of 2017 and $23.3 million, or $0.38 per diluted common share, for the fourth quarter of 2016. For the twelve months ended December 31, 2017, First Financial had earnings per diluted common share of $1.56 compared to $1.43 for the same period in 2016.

Return on average assets for the fourth quarter of 2017 was 1.13% while return on average tangible common equity was 13.85%. These compare to a return on average assets of 1.13% and return on average tangible common equity of 14.10% in the third quarter of 2017 and a return on average assets of 1.11% and a return on average tangible common equity of 14.19% in the fourth quarter of 2016. The return on average assets and tangible common equity were 1.12% and 14.07%, respectively, for the twelve months ended December 31, 2017.

Fourth quarter 2017 net income totaled $0.40 per share on a GAAP basis, in line with the prior quarter. Fourth quarter 2017 net income totaled $0.45 per share on an adjusted basis as detailed in the accompanying slide presentation, a 15% increase from the prior quarter.

Significant items impacting fourth quarter performance include:

•	Net interest margin increased 25 basis points to 3.75% on a GAAP basis, 3.82% on a fully tax equivalent basis

◦	Elevated loan fees, solid execution of recent deposit strategies and favorable shifts in earning asset and funding mix

•	Noninterest expense increased $28.5 million, or 52.3%, compared to the linked quarter, including:

◦	$11.3 million historic tax credit investment write-down

◦	$8.4 million of merger-related expenses

◦	$5.1 million impairment charge resulting from preliminary agreement to early terminate FDIC loss sharing agreements

◦	$3.0 million charitable contribution to the First Financial Foundation

•	Impact of the recent tax reform legislation and historic tax credits on income tax expense

•	Strong credit performance including lower net charge-offs, nonperforming loans and classified assets resulted in provision recapture of $0.2 million

Full detail of the Company’s fourth quarter and full year performance are provided in the accompanying financial statements and slide presentation.

Claude Davis, Chief Executive Officer, commented, “Strong earnings, improved net interest margin, continued credit improvement and stable loan growth combined to produce fourth quarter adjusted earnings of $0.45 per share, representing our 109th consecutive quarter of profitability. The increase in net interest margin was driven by the combination of higher loan fees, improved earning asset mix and lower funding costs resulting from deposit strategies implemented during the third quarter."

"Fourth quarter results were also impacted by the recently enacted tax reform legislation, the preliminary agreement to early terminate our FDIC-loss sharing agreements and the realization of a significant historic tax credit. Additionally, we made a $3.0 million charitable contribution to the newly established First Financial Foundation during the period and continued to make steady progress in our integration efforts as we near our anticipated merger with MainSource Financial Group."

"We remain extremely excited about our pending merger with MainSource and the formation of a new First Financial with the necessary scale and reach to successfully execute our strategy, deliver exceptional client service and provide solid shareholder returns. Finally, I want to take the opportunity to thank our associates for their efforts in 2017. As the embodiment of our organizational values, the work they do every day adds great value in exceeding client expectations, serving our communities and driving First Financial's current and future success."

This release announcing our fourth quarter and full year 2017 financial results includes an accompanying slide presentation, which management intends to refer to during the conference call on Friday, January 19, 2018.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, January 19, 2018 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10115503. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of December 31, 2017, the Company had $8.9 billion in assets, $6.0 billion in loans, $6.9 billion in deposits and $930.7 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.7 billion in assets under management as of December 31, 2017. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 94 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource, which are subject to numerous assumptions, risks and uncertainties.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.

Statements concerning the potential merger of the Company and MainSource may also be forward-looking statements. Please refer to each of the Company’s and MainSource’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

In addition to factors previously disclosed in reports filed by the Company and MainSource with the SEC, risks and uncertainties for the Company, MainSource and the combined company include, but are not limited to:  the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company’s, MainSource’s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.  All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, neither the Company nor MainSource assumes any obligation to update any forward-looking statement.

Contact Information
Investors/Analysts                    Media
John Gavigan                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

3

Selected Financial Information
December 31, 2017
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	2017	2016
RESULTS OF OPERATIONS
Net income	$24,811	$24,826	$22,736	$24,414	$23,294	$96,787	$88,526
Net earnings per share - basic	$0.40	$0.40	$0.37	$0.40	$0.38	$1.57	$1.45
Net earnings per share - diluted	$0.40	$0.40	$0.37	$0.39	$0.38	$1.56	$1.43
Dividends declared per share	$0.17	$0.17	$0.17	$0.17	$0.16	$0.68	$0.64

KEY FINANCIAL RATIOS
Return on average assets	1.13%	1.13%	1.06%	1.18%	1.11%	1.12%	1.07%
Return on average shareholders' equity	10.70%	10.85%	10.25%	11.36%	10.73%	10.78%	10.48%
Return on average tangible shareholders' equity	13.85%	14.10%	13.42%	14.98%	14.19%	14.07%	13.96%

Net interest margin	3.75%	3.50%	3.50%	3.63%	3.66%	3.59%	3.62%
Net interest margin (fully tax equivalent) (1)	3.82%	3.57%	3.56%	3.70%	3.71%	3.66%	3.68%

Ending shareholders' equity as a percent of ending assets	10.46%	10.44%	10.31%	10.32%	10.25%	10.46%	10.25%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.30%	8.25%	8.09%	8.05%	7.96%	8.30%	7.96%
Risk-weighted assets	10.11%	9.95%	9.92%	9.90%	9.73%	10.11%	9.73%

Average shareholders' equity as a percent of average assets	10.54%	10.42%	10.36%	10.36%	10.33%	10.42%	10.24%
Average tangible shareholders' equity as a percent of
average tangible assets	8.34%	8.21%	8.12%	8.06%	8.01%	8.19%	7.89%

Book value per share	$14.99	$14.74	$14.45	$14.16	$13.96	$14.99	$13.96
Tangible book value per share	$11.62	$11.36	$11.07	$10.78	$10.56	$11.62	$10.56

Common equity tier 1 ratio (2)	10.59%	10.53%	10.54%	10.59%	10.46%	10.59%	10.46%
Tier 1 ratio (2)	10.59%	10.53%	10.54%	10.59%	10.46%	10.59%	10.46%
Total capital ratio (2)	13.02%	12.98%	13.05%	13.19%	13.10%	13.02%	13.10%
Leverage ratio (2)	8.84%	8.74%	8.69%	8.69%	8.60%	8.84%	8.60%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,952,290	$5,902,053	$5,789,610	$5,736,513	$5,780,865	$5,845,863	$5,628,617
FDIC indemnification asset	7,413	8,932	10,327	11,520	12,782	9,535	14,831
Investment securities	2,020,040	2,041,785	2,035,334	1,906,699	1,816,944	2,001,387	1,858,878
Interest-bearing deposits with other banks	25,357	37,199	20,293	40,985	19,557	30,933	21,907
Total earning assets	$8,005,100	$7,989,969	$7,855,564	$7,695,717	$7,630,148	$7,887,718	$7,524,233
Total assets	$8,731,956	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,611,403	$8,251,703
Noninterest-bearing deposits	$1,637,228	$1,510,032	$1,513,995	$1,499,097	$1,544,598	$1,540,384	$1,456,802
Interest-bearing deposits	5,202,412	5,170,365	5,056,223	4,942,766	5,012,613	5,093,865	4,844,243
Total deposits	$6,839,640	$6,680,397	$6,570,218	$6,441,863	$6,557,211	$6,634,249	$6,301,045
Borrowings	$842,211	$999,818	$995,132	$968,326	$815,928	$951,159	$1,000,079
Shareholders' equity	$920,194	$908,057	$889,604	$871,215	$863,509	$897,431	$844,784

CREDIT QUALITY RATIOS
Allowance to ending loans	0.90%	0.91%	0.93%	0.98%	1.01%	0.90%	1.01%
Allowance to nonaccrual loans	224.32%	181.07%	150.05%	169.85%	326.91%	224.32%	326.91%
Allowance to nonperforming loans	129.77%	109.48%	96.77%	89.25%	120.83%	129.77%	120.83%
Nonperforming loans to total loans	0.69%	0.83%	0.97%	1.10%	0.83%	0.69%	0.83%
Nonperforming assets to ending loans, plus OREO	0.74%	0.89%	1.07%	1.19%	0.94%	0.74%	0.94%
Nonperforming assets to total assets	0.50%	0.60%	0.72%	0.80%	0.64%	0.50%	0.64%
Classified assets to total assets	0.98%	1.08%	1.13%	1.34%	1.48%	0.98%	1.48%
Net charge-offs to average loans (annualized)	0.02%	0.22%	0.13%	0.14%	0.17%	0.13%	0.10%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) December 31, 2017 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2017	2016	% Change	2017	2016	% Change
Interest income
Loans and leases, including fees	$74,347	$67,883	9.5%	$280,111	$262,703	6.6%
Investment securities
Taxable	13,212	10,698	23.5%	50,568	43,103	17.3%
Tax-exempt	1,571	1,134	38.5%	5,918	4,535	30.5%
Total investment securities interest	14,783	11,832	24.9%	56,486	47,638	18.6%
Other earning assets	(592)	(1,068)	44.6%	(3,524)	(4,391)	19.7%
Total interest income	88,538	78,647	12.6%	333,073	305,950	8.9%

Interest expense
Deposits	9,243	6,026	53.4%	35,182	22,613	55.6%
Short-term borrowings	2,144	915	134.3%	8,193	4,506	81.8%
Long-term borrowings	1,537	1,540	(0.2)%	6,153	6,160	(0.1)%
Total interest expense	12,924	8,481	52.4%	49,528	33,279	48.8%
Net interest income	75,614	70,166	7.8%	283,545	272,671	4.0%
Provision for loan and lease losses	(205)	2,761	(107.4)%	3,582	10,140	(64.7)%
Net interest income after provision for loan and lease losses	75,819	67,405	12.5%	279,963	262,531	6.6%

Noninterest income
Service charges on deposit accounts	5,190	5,041	3.0%	19,775	18,933	4.4%
Trust and wealth management fees	3,597	3,241	11.0%	14,073	13,200	6.6%
Bankcard income	3,390	3,136	8.1%	13,298	12,132	9.6%
Client derivative fees	2,047	466	339.3%	6,418	4,570	40.4%
Net gains from sales of loans	1,171	1,711	(31.6)%	5,169	6,804	(24.0)%
Net gains on sale of investment securities	19	0	N/M	1,649	234	N/M
Other	2,968	3,351	(11.4)%	15,760	13,728	14.8%
Total noninterest income	18,382	16,946	8.5%	76,142	69,601	9.4%

Noninterest expenses
Salaries and employee benefits	35,439	31,127	13.9%	132,560	122,361	8.3%
Net occupancy	4,252	4,338	(2.0)%	17,397	18,329	(5.1)%
Furniture and equipment	1,969	2,181	(9.7)%	8,443	8,663	(2.5)%
Data processing	3,768	3,095	21.7%	14,022	11,406	22.9%
Marketing	1,060	1,458	(27.3)%	3,201	3,965	(19.3)%
Communication	474	404	17.3%	1,819	1,889	(3.7)%
Professional services	9,766	1,731	464.2%	15,023	6,303	138.3%
State intangible tax	492	117	320.5%	2,655	2,034	30.5%
FDIC assessments	943	1,001	(5.8)%	3,944	4,293	(8.1)%
Loss (gain) - other real estate owned	219	(953)	(123.0)%	642	(1,212)	(153.0)%
Other	24,516	5,664	332.8%	40,236	23,370	72.2%
Total noninterest expenses	82,898	50,163	65.3%	239,942	201,401	19.1%
Income before income taxes	11,303	34,188	(66.9)%	116,163	130,731	(11.1)%
Income tax expense	(13,508)	10,894	(224.0)%	19,376	42,205	(54.1)%
Net income	$24,811	$23,294	6.5%	$96,787	$88,526	9.3%

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.38		$1.57	$1.45
Net earnings per share - diluted	$0.40	$0.38		$1.56	$1.43
Dividends declared per share	$0.17	$0.16		$0.68	$0.64

Return on average assets	1.13%	1.11%		1.12%	1.07%
Return on average shareholders' equity	10.70%	10.73%		10.78%	10.48%

Interest income	$88,538	$78,647	12.6%	$333,073	$305,950	8.9%
Tax equivalent adjustment	1,387	1,077	28.8%	5,259	4,215	24.8%
Interest income - tax equivalent	89,925	79,724	12.8%	338,332	310,165	9.1%
Interest expense	12,924	8,481	52.4%	49,528	33,279	48.8%
Net interest income - tax equivalent	$77,001	$71,243	8.1%	$288,804	$276,886	4.3%

Net interest margin	3.75%	3.66%		3.59%	3.62%
Net interest margin (fully tax equivalent) (1)	3.82%	3.71%		3.66%	3.68%

Full-time equivalent employees	1,304	1,420

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Fourth	Third	Second	First	Full	% Change
	Quarter	Quarter	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$74,347	$71,148	$67,748	$66,868	$280,111	4.5%
Investment securities
Taxable	13,212	13,150	12,598	11,608	50,568	0.5%
Tax-exempt	1,571	1,537	1,457	1,353	5,918	2.2%
Total investment securities interest	14,783	14,687	14,055	12,961	56,486	0.7%
Other earning assets	(592)	(917)	(1,014)	(1,001)	(3,524)	35.4%
Total interest income	88,538	84,918	80,789	78,828	333,073	4.3%

Interest expense
Deposits	9,243	10,335	8,679	6,925	35,182	(10.6)%
Short-term borrowings	2,144	2,566	2,051	1,432	8,193	(16.4)%
Long-term borrowings	1,537	1,538	1,539	1,539	6,153	(0.1)%
Total interest expense	12,924	14,439	12,269	9,896	49,528	(10.5)%
Net interest income	75,614	70,479	68,520	68,932	283,545	7.3%
Provision for loan and lease losses	(205)	2,953	467	367	3,582	(106.9)%
Net interest income after provision for loan and lease losses	75,819	67,526	68,053	68,565	279,963	12.3%

Noninterest income
Service charges on deposit accounts	5,190	5,169	4,772	4,644	19,775	0.4%
Trust and wealth management fees	3,597	3,324	3,405	3,747	14,073	8.2%
Bankcard income	3,390	3,272	3,501	3,135	13,298	3.6%
Client derivative fees	2,047	1,779	1,489	1,103	6,418	15.1%
Net gains from sales of loans	1,171	1,455	1,327	1,216	5,169	(19.5)%
Net gains on sale of investment securities	19	276	838	516	1,649	(93.1)%
Other	2,968	7,667	2,122	3,003	15,760	(61.3)%
Total noninterest income	18,382	22,942	17,454	17,364	76,142	(19.9)%

Noninterest expenses
Salaries and employee benefits	35,439	33,827	31,544	31,750	132,560	4.8%
Net occupancy	4,252	4,328	4,302	4,515	17,397	(1.8)%
Furniture and equipment	1,969	2,161	2,136	2,177	8,443	(8.9)%
Data processing	3,768	3,455	3,501	3,298	14,022	9.1%
Marketing	1,060	649	982	510	3,201	63.3%
Communication	474	430	468	447	1,819	10.2%
Professional services	9,766	2,030	1,469	1,758	15,023	N/M
State intangible tax	492	721	721	721	2,655	(31.8)%
FDIC assessments	943	1,051	1,018	932	3,944	(10.3)%
Loss (gain) - other real estate owned	219	237	162	24	642	(7.6)%
Other	24,516	5,554	5,253	4,913	40,236	N/M
Total noninterest expenses	82,898	54,443	51,556	51,045	239,942	52.3%
Income before income taxes	11,303	36,025	33,951	34,884	116,163	(68.6)%
Income tax expense	(13,508)	11,199	11,215	10,470	19,376	N/M
Net income	$24,811	$24,826	$22,736	$24,414	$96,787	(0.1)%

ADDITIONAL DATA
Net earnings per share - basic	$0.40	$0.40	$0.37	$0.40	$1.57
Net earnings per share - diluted	$0.40	$0.40	$0.37	$0.39	$1.56
Dividends declared per share	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	1.13%	1.13%	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.70%	10.85%	10.25%	11.36%	10.78%

Interest income	$88,538	$84,918	$80,789	$78,828	$333,073	4.3%
Tax equivalent adjustment	1,387	1,353	1,294	1,225	5,259	2.5%
Interest income - tax equivalent	89,925	86,271	82,083	80,053	338,332	4.2%
Interest expense	12,924	14,439	12,269	9,896	49,528	(10.5)%
Net interest income - tax equivalent	$77,001	$71,832	$69,814	$70,157	$288,804	7.2%

Net interest margin	3.75%	3.50%	3.50%	3.63%	3.59%
Net interest margin (fully tax equivalent) (1)	3.82%	3.57%	3.56%	3.70%	3.66%

Full-time equivalent employees	1,304	1,363	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$67,883	$66,997	$64,424	$63,399	$262,703
Investment securities
Taxable	10,698	10,326	10,706	11,373	43,103
Tax-exempt	1,134	1,083	1,156	1,162	4,535
Total investment securities interest	11,832	11,409	11,862	12,535	47,638
Other earning assets	(1,068)	(1,081)	(1,103)	(1,139)	(4,391)
Total interest income	78,647	77,325	75,183	74,795	305,950

Interest expense
Deposits	6,026	5,600	5,457	5,530	22,613
Short-term borrowings	915	1,368	1,053	1,170	4,506
Long-term borrowings	1,540	1,539	1,541	1,540	6,160
Total interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income	70,166	68,818	67,132	66,555	272,671
Provision for loan and lease losses	2,761	1,687	4,037	1,655	10,140
Net interest income after provision for loan and lease losses	67,405	67,131	63,095	64,900	262,531

Noninterest income
Service charges on deposit accounts	5,041	5,056	4,455	4,381	18,933
Trust and wealth management fees	3,241	3,236	3,283	3,440	13,200
Bankcard income	3,136	2,984	3,130	2,882	12,132
Client derivative fees	466	1,210	1,799	1,095	4,570
Net gains from sales of loans	1,711	2,066	1,846	1,181	6,804
Net gains on sale of investment securities	0	398	(188)	24	234
Other	3,351	1,999	5,869	2,509	13,728
Total noninterest income	16,946	16,949	20,194	15,512	69,601

Noninterest expenses
Salaries and employee benefits	31,127	32,093	29,526	29,615	122,361
Net occupancy	4,338	4,543	4,491	4,957	18,329
Furniture and equipment	2,181	2,139	2,130	2,213	8,663
Data processing	3,095	2,828	2,765	2,718	11,406
Marketing	1,458	641	801	1,065	3,965
Communication	404	527	477	481	1,889
Professional services	1,731	1,460	1,299	1,813	6,303
State intangible tax	117	639	639	639	2,034
FDIC assessments	1,001	1,048	1,112	1,132	4,293
Loss (gain) - other real estate owned	(953)	(112)	43	(190)	(1,212)
Other	5,664	5,299	6,130	6,277	23,370
Total noninterest expenses	50,163	51,105	49,413	50,720	201,401
Income before income taxes	34,188	32,975	33,876	29,692	130,731
Income tax expense	10,894	10,125	11,308	9,878	42,205
Net income	$23,294	$22,850	$22,568	$19,814	$88,526

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.37	$0.37	$0.32	$1.45
Net earnings per share - diluted	$0.38	$0.37	$0.36	$0.32	$1.43
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	1.11%	1.09%	1.11%	0.98%	1.07%
Return on average shareholders' equity	10.73%	10.62%	10.84%	9.70%	10.48%

Interest income	$78,647	$77,325	$75,183	$74,795	$305,950
Tax equivalent adjustment	1,077	1,028	1,058	1,052	4,215
Interest income - tax equivalent	79,724	78,353	76,241	75,847	310,165
Interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income - tax equivalent	$71,243	$69,846	$68,190	$67,607	$276,886

Net interest margin	3.66%	3.61%	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.71%	3.66%	3.67%	3.68%	3.68%

Full-time equivalent employees	1,420	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2017	2017	2017	2017	2016	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$150,650	$117,840	$117,478	$117,914	$121,598	27.8%	23.9%
Interest-bearing deposits with other banks	33,974	34,787	29,839	39,058	82,450	(2.3)%	(58.8)%
Investment securities available-for-sale	1,349,408	1,286,770	1,298,578	1,220,046	1,039,870	4.9%	29.8%
Investment securities held-to-maturity	654,008	669,816	696,269	730,796	763,254	(2.4)%	(14.3)%
Other investments	53,140	53,198	53,285	50,996	51,077	(0.1)%	4.0%
Loans held for sale	11,502	16,466	11,939	7,657	13,135	(30.1)%	(12.4)%
Loans and leases
Commercial and industrial	1,912,743	1,886,093	1,824,589	1,779,635	1,781,948	1.4%	7.3%
Lease financing	89,347	86,014	88,152	88,888	93,108	3.9%	(4.0)%
Construction real estate	467,730	420,941	443,112	446,332	399,434	11.1%	17.1%
Commercial real estate	2,490,091	2,523,387	2,471,655	2,398,235	2,427,577	(1.3)%	2.6%
Residential real estate	471,391	477,964	490,398	486,601	500,980	(1.4)%	(5.9)%
Home equity	493,604	494,342	464,066	458,974	460,388	(0.1)%	7.2%
Installment	41,586	43,650	47,654	52,063	50,639	(4.7)%	(17.9)%
Credit card	46,691	44,646	44,139	43,354	43,408	4.6%	7.6%
Total loans	6,013,183	5,977,037	5,873,765	5,754,082	5,757,482	0.6%	4.4%
Less:
Allowance for loan and lease losses	54,021	54,534	54,873	56,326	57,961	(0.9)%	(6.8)%
Net loans	5,959,162	5,922,503	5,818,892	5,697,756	5,699,521	0.6%	4.6%
Premises and equipment	125,036	126,790	128,956	131,808	131,579	(1.4)%	(5.0)%
Goodwill and other intangibles	209,379	209,730	210,045	210,324	210,625	(0.2)%	(0.6)%
Accrued interest and other assets	350,664	323,789	344,761	324,815	324,858	8.3%	7.9%
Total Assets	$8,896,923	$8,761,689	$8,710,042	$8,531,170	$8,437,967	1.5%	5.4%

LIABILITIES
Deposits
Interest-bearing demand	$1,453,463	$1,518,011	$1,496,173	$1,494,892	$1,513,771	(4.3)%	(4.0)%
Savings	2,462,420	2,434,086	2,398,262	2,284,821	2,142,189	1.2%	14.9%
Time	1,317,105	1,188,597	1,097,911	1,202,563	1,321,843	10.8%	(0.4)%
Total interest-bearing deposits	5,232,988	5,140,694	4,992,346	4,982,276	4,977,803	1.8%	5.1%
Noninterest-bearing	1,662,058	1,585,396	1,476,563	1,547,600	1,547,985	4.8%	7.4%
Total deposits	6,895,046	6,726,090	6,468,909	6,529,876	6,525,788	2.5%	5.7%
Federal funds purchased and securities sold
under agreements to repurchase	72,265	45,532	130,633	52,484	120,212	58.7%	(39.9)%
FHLB short-term borrowings	742,300	818,200	957,700	806,700	687,700	(9.3)%	7.9%
Total short-term borrowings	814,565	863,732	1,088,333	859,184	807,912	(5.7)%	0.8%
Long-term debt	119,654	119,615	119,669	119,629	119,589	0.0%	0.1%
Total borrowed funds	934,219	983,347	1,208,002	978,813	927,501	(5.0)%	0.7%
Accrued interest and other liabilities	136,994	137,298	135,014	142,416	119,454	(0.2)%	14.7%
Total Liabilities	7,966,259	7,846,735	7,811,925	7,651,105	7,572,743	1.5%	5.2%

SHAREHOLDERS' EQUITY
Common stock	573,109	571,750	569,302	567,911	570,382	0.2%	0.5%
Retained earnings	491,847	477,588	463,250	451,073	437,188	3.0%	12.5%
Accumulated other comprehensive loss	(20,390)	(20,379)	(22,222)	(26,639)	(28,443)	0.1%	(28.3)%
Treasury stock, at cost	(113,902)	(114,005)	(112,213)	(112,280)	(113,903)	(0.1)%	0.0%
Total Shareholders' Equity	930,664	914,954	898,117	880,065	865,224	1.7%	7.6%
Total Liabilities and Shareholders' Equity	$8,896,923	$8,761,689	$8,710,042	$8,531,170	$8,437,967	1.5%	5.4%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	December 31,
	2017	2017	2017	2017	2016	2017	2016
ASSETS
Cash and due from banks	$121,792	$111,984	$116,123	$115,719	$122,130	$116,409	$119,444
Interest-bearing deposits with other banks	25,357	37,199	20,293	40,985	19,557	30,933	21,907
Investment securities	2,020,040	2,041,785	2,035,334	1,906,699	1,816,944	2,001,387	1,858,878
Loans held for sale	12,572	12,705	9,243	8,125	14,729	10,679	12,725
Loans and leases
Commercial and industrial	1,857,546	1,843,677	1,778,523	1,782,829	1,767,570	1,815,925	1,741,084
Lease financing	84,635	85,649	86,880	89,549	93,817	86,662	96,337
Construction real estate	449,195	408,373	447,716	414,038	376,616	429,868	357,171
Commercial real estate	2,487,149	2,497,170	2,418,355	2,390,004	2,470,280	2,448,570	2,359,480
Residential real estate	477,454	489,508	490,709	497,412	503,711	488,718	508,929
Home equity	494,804	473,988	462,431	459,821	461,177	472,860	465,025
Installment	42,283	45,911	51,275	50,722	49,071	47,520	45,673
Credit card	46,652	45,072	44,478	44,013	43,894	45,061	42,193
Total loans	5,939,718	5,889,348	5,780,367	5,728,388	5,766,136	5,835,184	5,615,892
Less:
Allowance for loan and lease losses	55,279	55,326	57,379	58,461	58,733	56,599	56,860
Net loans	5,884,439	5,834,022	5,722,988	5,669,927	5,707,403	5,778,585	5,559,032
Premises and equipment	126,310	128,539	131,654	132,384	132,414	129,702	135,505
Goodwill and other intangibles	209,571	209,933	210,215	210,513	210,768	210,055	211,215
Accrued interest and other assets	331,875	340,750	337,111	324,719	335,967	333,653	332,997
Total Assets	$8,731,956	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,611,403	$8,251,703

LIABILITIES
Deposits
Interest-bearing demand	$1,502,245	$1,494,367	$1,483,186	$1,484,427	$1,540,755	$1,491,114	$1,465,804
Savings	2,518,771	2,494,592	2,408,950	2,224,708	2,093,557	2,412,788	2,022,564
Time	1,181,396	1,181,406	1,164,087	1,233,631	1,378,301	1,189,963	1,355,875
Total interest-bearing deposits	5,202,412	5,170,365	5,056,223	4,942,766	5,012,613	5,093,865	4,844,243
Noninterest-bearing	1,637,228	1,510,032	1,513,995	1,499,097	1,544,598	1,540,384	1,456,802
Total deposits	6,839,640	6,680,397	6,570,218	6,441,863	6,557,211	6,634,249	6,301,045
Federal funds purchased and securities sold
under agreements to repurchase	57,131	71,315	62,893	88,048	93,452	69,766	89,157
FHLB short-term borrowings	660,859	808,842	812,588	760,673	602,720	760,599	791,300
Total short-term borrowings	717,990	880,157	875,481	848,721	696,172	830,365	880,457
Long-term debt	124,221	119,661	119,651	119,605	119,756	120,794	119,622
Total borrowed funds	842,211	999,818	995,132	968,326	815,928	951,159	1,000,079
Accrued interest and other liabilities	129,911	128,645	128,007	127,667	123,264	128,564	105,795
Total Liabilities	7,811,762	7,808,860	7,693,357	7,537,856	7,496,403	7,713,972	7,406,919

SHAREHOLDERS' EQUITY
Common stock	572,392	570,216	568,654	570,058	569,779	570,336	569,055
Retained earnings	483,554	470,591	456,648	442,104	430,402	463,358	413,277
Accumulated other comprehensive loss	(21,740)	(19,940)	(23,414)	(27,569)	(22,436)	(23,141)	(22,040)
Treasury stock, at cost	(114,012)	(112,810)	(112,284)	(113,378)	(114,236)	(113,122)	(115,508)
Total Shareholders' Equity	920,194	908,057	889,604	871,215	863,509	897,431	844,784
Total Liabilities and Shareholders' Equity	$8,731,956	$8,716,917	$8,582,961	$8,409,071	$8,359,912	$8,611,403	$8,251,703

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	December 31, 2017		September 30, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$2,020,040	2.90%	$2,041,785	2.85%	$1,816,944	2.58%	$2,001,387	2.82%	$1,858,878	2.56%
Interest-bearing deposits with other banks	25,357	1.41%	37,199	1.28%	19,557	0.59%	30,933	1.12%	21,907	(4.81)%
Gross loans (1)	5,959,703	4.90%	5,910,985	4.71%	5,793,647	4.57%	5,855,398	4.72%	5,643,448	4.60%
Total earning assets	8,005,100	4.39%	7,989,969	4.22%	7,630,148	4.09%	7,887,718	4.22%	7,524,233	4.07%

Nonearning assets
Allowance for loan and lease losses	(55,279)		(55,326)		(58,733)		(56,599)		(56,860)
Cash and due from banks	121,792		111,984		122,130		116,409		119,444
Accrued interest and other assets	660,343		670,290		666,367		663,875		664,886
Total assets	$8,731,956		$8,716,917		$8,359,912		$8,611,403		$8,251,703

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,502,245	0.34%	$1,494,367	0.33%	$1,540,755	0.14%	$1,491,114	0.28%	$1,465,804	0.14%
Savings	2,518,771	0.63%	2,494,592	0.82%	2,093,557	0.31%	2,412,788	0.66%	2,022,564	0.27%
Time	1,181,396	1.33%	1,181,406	1.32%	1,378,301	1.11%	1,189,963	1.26%	1,355,875	1.10%
Total interest-bearing deposits	5,202,412	0.70%	5,170,365	0.79%	5,012,613	0.48%	5,093,865	0.69%	4,844,243	0.47%
Borrowed funds
Short-term borrowings	717,990	1.18%	880,157	1.16%	696,172	0.52%	830,365	0.99%	880,457	0.51%
Long-term debt	124,221	4.91%	119,661	5.10%	119,756	5.10%	120,794	5.09%	119,622	5.15%
Total borrowed funds	842,211	1.73%	999,818	1.63%	815,928	1.19%	951,159	1.51%	1,000,079	1.07%
Total interest-bearing liabilities	6,044,623	0.85%	6,170,183	0.93%	5,828,541	0.58%	6,045,024	0.82%	5,844,322	0.57%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,637,228		1,510,032		1,544,598		1,540,384		1,456,802
Other liabilities	129,911		128,645		123,264		128,564		105,795
Shareholders' equity	920,194		908,057		863,509		897,431		844,784
Total liabilities & shareholders' equity	$8,731,956		$8,716,917		$8,359,912		$8,611,403		$8,251,703

Net interest income	$75,614		$70,479		$70,166		$283,545		$272,671
Net interest spread		3.54%		3.29%		3.51%		3.40%		3.50%
Net interest margin		3.75%		3.50%		3.66%		3.59%		3.62%

Tax equivalent adjustment		0.07%		0.07%		0.05%		0.07%		0.06%
Net interest margin (fully tax equivalent)		3.82%		3.57%		3.71%		3.66%		3.68%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$255	$(159)	$96	$1,465	$1,486	$2,951	$4,826	$4,022	$8,848
Interest-bearing deposits with other banks	12	(42)	(30)	40	21	61	1,299	101	1,400
Gross loans (2)	2,952	602	3,554	4,826	2,053	6,879	6,876	9,999	16,875
Total earning assets	3,219	401	3,620	6,331	3,560	9,891	13,001	14,122	27,123

Interest-bearing liabilities
Total interest-bearing deposits	$(1,149)	$57	$(1,092)	$2,880	$337	$3,217	$10,845	$1,724	$12,569
Borrowed funds
Short-term borrowings	62	(484)	(422)	1,164	65	1,229	4,181	(494)	3,687
Long-term debt	(57)	56	(1)	(58)	55	(3)	(67)	60	(7)
Total borrowed funds	5	(428)	(423)	1,106	120	1,226	4,114	(434)	3,680
Total interest-bearing liabilities	(1,144)	(371)	(1,515)	3,986	457	4,443	14,959	1,290	16,249
Net interest income (1)	$4,363	$772	$5,135	$2,345	$3,103	$5,448	$(1,958)	$12,832	$10,874

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2017	2017	2017	2017	2016	2017	2016
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$54,534	$54,873	$56,326	$57,961	$57,618	$57,961	$53,398
Provision for loan and lease losses	(205)	2,953	467	367	2,761	3,582	10,140
Gross charge-offs
Commercial and industrial	1,264	4,122	3,065	1,743	1,590	10,194	2,630
Lease financing	0	0	0	0	0	0	0
Construction real estate	1	0	0	0	(2)	1	93
Commercial real estate	10	58	485	485	990	1,038	4,983
Residential real estate	128	23	223	61	224	435	387
Home equity	278	71	384	180	232	913	1,445
Installment	26	24	126	49	60	225	386
Credit card	209	201	215	232	326	857	1,190
Total gross charge-offs	1,916	4,499	4,498	2,750	3,420	13,663	11,114
Recoveries
Commercial and industrial	370	325	693	262	186	1,650	1,155
Lease financing	0	0	1	0	0	1	1
Construction real estate	0	0	89	0	51	89	285
Commercial real estate	480	585	1,398	256	382	2,719	2,502
Residential real estate	77	70	59	9	54	215	236
Home equity	589	110	222	106	144	1,027	720
Installment	46	74	43	71	118	234	335
Credit card	46	43	73	44	67	206	303
Total recoveries	1,608	1,207	2,578	748	1,002	6,141	5,537
Total net charge-offs	308	3,292	1,920	2,002	2,418	7,522	5,577
Ending allowance for loan and lease losses	$54,021	$54,534	$54,873	$56,326	$57,961	$54,021	$57,961

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.19%	0.82%	0.53%	0.34%	0.32%	0.47%	0.08%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	0.00%	0.00%	(0.08)%	0.00%	(0.06)%	(0.02)%	(0.05)%
Commercial real estate	(0.07)%	(0.08)%	(0.15)%	0.04%	0.10%	(0.07)%	0.11%
Residential real estate	0.04%	(0.04)%	0.13%	0.04%	0.13%	0.05%	0.03%
Home equity	(0.25)%	(0.03)%	0.14%	0.07%	0.08%	(0.02)%	0.16%
Installment	(0.19)%	(0.43)%	0.65%	(0.18)%	(0.47)%	(0.02)%	0.11%
Credit card	1.39%	1.39%	1.28%	1.73%	2.35%	1.44%	2.10%
Total net charge-offs	0.02%	0.22%	0.13%	0.14%	0.17%	0.13%	0.10%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$5,229	$9,026	$15,099	$9,249	$2,419	$5,229	$2,419
Lease financing	82	87	94	102	195	82	195
Construction real estate	29	824	1,075	1,075	0	29	0
Commercial real estate	10,616	12,244	12,617	14,324	6,098	10,616	6,098
Residential real estate	4,140	4,333	4,442	4,520	5,251	4,140	5,251
Home equity	3,743	3,364	2,937	3,571	3,400	3,743	3,400
Installment	243	240	307	322	367	243	367
Nonaccrual loans	24,082	30,118	36,571	33,163	17,730	24,082	17,730
Accruing troubled debt restructurings (TDRs)	17,545	19,692	20,135	29,948	30,240	17,545	30,240
Total nonperforming loans	41,627	49,810	56,706	63,111	47,970	41,627	47,970
Other real estate owned (OREO)	2,781	3,116	5,961	5,300	6,284	2,781	6,284
Total nonperforming assets	44,408	52,926	62,667	68,411	54,254	44,408	54,254
Accruing loans past due 90 days or more	61	84	124	96	142	61	142
Total underperforming assets	$44,469	$53,010	$62,791	$68,507	$54,396	$44,469	$54,396
Total classified assets	$87,293	$94,320	$98,391	$114,550	$125,155	$87,293	$125,155

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	224.32%	181.07%	150.05%	169.85%	326.91%	224.32%	326.91%
Nonperforming loans	129.77%	109.48%	96.77%	89.25%	120.83%	129.77%	120.83%
Total ending loans	0.90%	0.91%	0.93%	0.98%	1.01%	0.90%	1.01%
Nonperforming loans to total loans	0.69%	0.83%	0.97%	1.10%	0.83%	0.69%	0.83%
Nonperforming assets to
Ending loans, plus OREO	0.74%	0.89%	1.07%	1.19%	0.94%	0.74%	0.94%
Total assets	0.50%	0.60%	0.72%	0.80%	0.64%	0.50%	0.64%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.45%	0.56%	0.72%	0.67%	0.42%	0.45%	0.42%
Total assets	0.30%	0.38%	0.49%	0.45%	0.28%	0.30%	0.28%
Classified assets to total assets	0.98%	1.08%	1.13%	1.34%	1.48%	0.98%	1.48%

(1) Nonaccrual loans include nonaccrual TDRs of $5.5 million, $9.1 million, $9.4 million, $7.8 million, and $5.1 million, as of December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2017	2017	2017	2017	2016	2017	2016
PER COMMON SHARE
Market Price
High	$29.15	$28.50	$28.95	$28.90	$29.35	$29.15	$29.35
Low	$25.30	$23.10	$25.05	$26.00	$21.05	$23.10	$14.91
Close	$26.35	$26.15	$27.70	$27.45	$28.45	$26.35	$28.45

Average shares outstanding - basic	61,595,629	61,577,619	61,543,478	61,398,414	61,311,068	61,529,460	61,206,093
Average shares outstanding - diluted	62,131,840	62,189,637	62,234,022	62,140,384	62,080,683	62,171,590	61,985,422
Ending shares outstanding	62,069,087	62,061,465	62,141,071	62,134,285	61,979,552	62,069,087	61,979,552

Total shareholders' equity	$930,664	$914,954	$898,117	$880,065	$865,224	$930,664	$865,224

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$755,735	$746,730	$731,024	$716,678	$703,891	$755,735	$703,891
Common equity tier 1 capital ratio	10.59%	10.53%	10.54%	10.59%	10.46%	10.59%	10.46%
Tier 1 capital	$755,839	$746,834	$731,128	$716,782	$703,995	$755,839	$703,995
Tier 1 ratio	10.59%	10.53%	10.54%	10.59%	10.46%	10.59%	10.46%
Total capital	$929,148	$920,642	$905,222	$892,161	$881,158	$929,148	$881,158
Total capital ratio	13.02%	12.98%	13.05%	13.19%	13.10%	13.02%	13.10%
Total capital in excess of minimum
requirement	$269,245	$264,751	$263,580	$266,367	$300,804	$269,245	$300,804
Total risk-weighted assets	$7,134,085	$7,090,714	$6,936,665	$6,765,336	$6,728,737	$7,134,085	$6,728,737
Leverage ratio	8.84%	8.74%	8.69%	8.69%	8.60%	8.84%	8.60%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.46%	10.44%	10.31%	10.32%	10.25%	10.46%	10.25%
Ending tangible shareholders' equity to ending tangible assets	8.30%	8.25%	8.09%	8.05%	7.96%	8.30%	7.96%
Average shareholders' equity to average assets	10.54%	10.42%	10.36%	10.36%	10.33%	10.42%	10.24%
Average tangible shareholders' equity to average tangible assets	8.34%	8.21%	8.12%	8.06%	8.01%	8.19%	7.89%